Exhibit 10.8

AMENDED AND RESTATED BYLAWS

OF

HERITAGE BANKSHARES, INC.

Adopted by the Board of Directors of the Corporation pursuant to a resolution dated April 27, 2005.

TABLE OF CONTENTS

ARTICLE 1
MEETINGS OF SHAREHOLDERS

1.1	Annual Meeting.	1
1.2	Special Meetings.	1
1.3	Place of Meeting.	1
1.4	Notice of Meeting.	1
1.5	Fixing of Record Date.	2
1.6	Quorum.	2
1.7	Proxies.	2
1.8	Inspectors of Elections.	2
1.9	Conduct of Business.	3
1.10	Voting of Shares.	5
1.11	No Consent of Shareholders in Lieu of Meeting.	5

ARTICLE 2
BOARD OF DIRECTORS

2.1	General Powers.	5
2.2	Number and Election.	5
2.3	Vacancies.	6
2.4	Removal of Directors.	6
2.5	Regular Meetings.	6
2.6	Special Meetings.	6
2.7	Participation in Meetings by Conference Telephone.	6
2.8	Quorum.	6
2.9	Manner of Acting; Action by Board of Directors without a Meeting.	7
2.10	Compensation.	7
2.11	Presumption of Assent.	7

ARTICLE 3
BOARD COMMITTEES

3.1	Membership.	7
3.2	Rules of Procedure.	7
3.3	Notice.	7
3.4	Executive Committee.	8

ARTICLE 4
OFFICERS

4.1	Officers.	8

4.2	President.	8
4.3	Chairman of the Board.	8
4.4	Secretary.	9
4.5	Treasurer.	9
4.6	Other Officers.	9
4.7	Execution of Instruments.	9

ARTICLE 5
EMPLOYEES AND OTHER OFFICERS

5.1	Employees and Other Officers.	9

ARTICLE 6
CERTIFICATES OF STOCK AND THEIR TRANSFER

6.1	Certificate of Stock.	10
6.2	Transfer Agents.	10
6.3	Stock Redemption.	10

ARTICLE 7
WAIVER OF NOTICE

7.1	Waiver.	11

ARTICLE 8
FISCAL YEAR

8.1	Fiscal Year.	11

ARTICLE 9
SHARES OF OTHER CORPORATIONS

9.1	Voting.	11

Article 10
SEAL

10.1	Seal.	11
ARTICLE 11
AMENDMENTS

11.1	Amendments.	12

ARTICLE 12
INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1	Limitation of Liability.	12
12.2	Indemnification.	12
12.3	Other Persons.	12
12.4	Insurance.	13
12.5	Scope.	13
12.6	Continuous Coverage.	13

ARTICLE 13
NO CONFLICT

13.1	No Conflict.	13

AMENDED AND RESTATED BYLAWS

OF

HERITAGE BANKSHARES, INC.

************

ARTICLE 1

MEETINGS OF SHAREHOLDERS

1.1 Annual Meeting. Unless a different date or time is designated by resolution of the Board of Directors, the annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held on the 16th day of June of each year, at 10:00 a.m., if said date is not a legal holiday, or, if a legal holiday, at said time on the next succeeding business day.

1.2 Special Meetings. Special meetings of shareholders, unless otherwise provided by law, may be called for any purpose at any time by the Chairman of the Board, the President or a majority of the Board of Directors.

1.3 Place of Meeting. The Board of Directors may designate any place, either within or without the Commonwealth of Virginia, as the place of meeting for any annual meeting or for any special meeting which is called by the Board of Directors. If no place is designated by the Board of Directors, or if a special meeting is called otherwise than by the Board of Directors, the place of meeting shall be the principal offices of the Corporation.

1.4 Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days nor more than sixty (60) days before the date of such meeting (except as a different time is specified by law) either personally or by mail, telegram, teletype or other carrier, by or at the direction of the Chairman of the Board, the President, the Secretary, or such person as is designated by the Board of Directors, to each shareholder of record entitled by law to notice of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, addressed to the shareholder at his or her address as it appears on the stock records of the Corporation. Notwithstanding the foregoing, no notice of a shareholder’s meeting need be given to a shareholder if (i) an annual report and proxy statements for two consecutive annual meetings of shareholders or (ii) all, and at least two, checks in payment of dividends or interest on securities during a twelve-month period, have been sent by first-class United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, and returned undeliverable. The obligation of the Corporation to give notice of shareholders’ meetings to any such shareholder shall be reinstated once the Corporation has received a new address for such shareholder for entry on its stock transfer books.

1.5 Fixing of Record Date. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the Board of Directors, as provided above, then the close of business on the day before the date on which notice of the meeting is mailed, or the date on which a resolution of the Board of Directors declaring a dividend is adopted, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided herein, such determination shall apply to any adjournment of such meeting if the meeting is adjourned to a date not more than 120 days after the original meeting date.

1.6 Quorum. A majority of the shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, with respect to that matter, except as otherwise required by law. If less than a majority of the shares entitled to vote are so represented at the meeting, then a majority of the shares which are so represented may adjourn the meeting from time to time without further notice, but may take no other action. At such adjourned meeting, at which a quorum is present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called had the same then been held.

1.7 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by such shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation or any other officer or agent authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy.

1.8 Inspectors of Elections. The Board of Directors may, in advance of any meeting of shareholders, appoint one or more persons, other than nominees for office, to be inspectors of election to determine the qualification of voters, the validity of proxies and ballots, and the results of all votes and ballots, to retain records of any challenges made to any determination by the inspectors and to certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. If inspectors of election are not so appointed prior to any meeting of the shareholders, the chairman of such meeting may, or on the request of not fewer than ten percent (10%) of the votes present at the meeting shall, make such appointment at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

1.9 Conduct of Business.

(a) The Chairman of the Board shall call to order any meeting of the shareholders and act as chairman of the meeting. If the Chairman is not present, or there is none in office, the President shall preside at the meeting. If neither the Chairman nor the President is present, the Board of Directors shall designate a chairman of the meeting. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of any meeting of the shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts (including appointment of a sergeant-at-arms) as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted, if any, to questions or comments by participants in the meeting. Unless, and to the extent, determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. Any person in attendance at a meeting of shareholders shall, at the time of gaining recognition from the chairman, state the name of the speaker, the number of shares owned by the speaker, and if appearing in a representative capacity, produce satisfactory written evidence of the right of representation signed by a shareholder of record. Upon a failure to comply with this requirement, the chairman of the meeting may ignore the speaker, and, if deemed necessary, request the sergeant-at-arms to remove the proposed speaker from the meeting.

(b) At any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 1.9(b). For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days in advance of the month and day of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting of the shareholders. A shareholder’s notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder who proposes such business, (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 1.9(b). The Chairman of the Board or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.9(b) and, if he or she should so determine, shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions, a shareholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 1.9(b).

At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

(c) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation shall be made by the Corporation’s Nominating Committee, but also may be made at a meeting of shareholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1.9(c). Such nominations, other than those made by the Corporation’s Nominating Committee or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days in advance of the month and day of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting of the shareholders. Such shareholder’s notice shall set forth (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to each person whom such shareholder proposes to nominated for election or re-election as a director, all information, certifications, reports and submissions required by the Office of Thrift Supervision, Federal Reserve Board, Virginia Bureau of Financial Institutions or any other regulatory agency with supervisory authority over the Corporation or any of its subsidiaries, or any successor to such a regulatory agency, with respect to the designation of a new director of a holding company or financial institution regulated by such a regulatory agency; and (iii) as to the shareholder giving the notice (x) the name and address, as they appear on the Corporation’s books, of such shareholder and (y) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the

Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 1.9(c). The officer of the Corporation or other person presiding over the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions, a shareholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 1.9(c).

1.10 Voting of Shares. Each share entitled to vote on a matter at any meeting of shareholders shall be entitled to one vote on each such matter submitted to a vote at such meeting. If a quorum exists, action on a matter, other than the election of directors, by a group of shares entitled to vote thereon is approved if the votes for approval cast within the group exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law.

At each election of directors, every shareholder shall have the right to vote, in person or by proxy, the number of shares which he or she is entitled to vote at said meeting, for as many persons as there are directors to be elected at said meeting, but cumulative voting shall not be permitted.

1.11 No Consent of Shareholders in Lieu of Meeting. Subject to the rights of the holders of any class or series of preferred stock of the Corporation, any action required or permitted to be taken by the shareholders of the Corporation must be effected at an annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders.

ARTICLE 2

BOARD OF DIRECTORS

2.1 General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors, the members of which need not be shareholders of the Corporation except as may be provided by law.

2.2 Number and Election. The number of members of the Board of Directors shall be fifteen (15) persons. The directors shall be divided into three classes by the Board of Directors, each class to be as nearly equal in number as possible. Each director shall hold office for a term of three (3) years, or, if elected or appointed pursuant to Section 2.3 below in the interim between elections of the directors in his or her class, for a term expiring as of the next annual meeting at which directors of his or her class will stand for election. In any event, unless sooner removed, directors shall serve until their successors are duly elected and qualify.

2.3 Vacancies. Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though such majority may be less than a quorum of the Board. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

2.4 Removal of Directors. At a meeting of shareholders called expressly for that purpose, any director may be removed and the resulting vacancy filled, with or without cause, only as provided in the Corporation’s Articles of Incorporation.

Any director, upon reaching the age of seventy (70) years, shall automatically, regardless of the term for which he or she is elected, relinquish active directorship and shall become a Director Emeritus with such rights and privileges attendant thereto as are established from time to time by the Board of Directors.

2.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such times, at least annually, as shall be specified by the Board of Directors by resolution from time to time. Such regular meetings may be held without notice of time, place and purpose thereof. If not otherwise specified by resolution, the Board of Directors shall meet immediately following the annual meeting of shareholders in the location where the shareholders’ meeting was held.

2.6 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the directors. Notice of the time and place of each special meeting shall be given orally or in writing to each director. Such notice, if given in person, by private carrier, telegram, or telephone, must be received at least forty-eight hours prior to such meeting, and, if given by mail, must be mailed postpaid and correctly addressed and postmarked at least six days prior to such meeting; provided that if the notice is sent by registered or certified mail, the notice is sufficient if the receipt is signed by or on behalf of the addressee at least forty-eight hours prior to such meeting. Any director may waive notice of any meeting, and attendance at or participation in any meeting shall constitute a waiver of notice of such meeting unless the director objects at the beginning of the meeting, or promptly upon his or her arrival, objects to holding it or to transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.

2.7 Participation in Meetings by Conference Telephone. The Board of Directors may conduct any regular or special meetings by conference telephone or through the use of any means of communication by which all directors may simultaneously hear each other during the meeting.

2.8 Quorum. A majority of the number of directors of the Corporation shall constitute a quorum for the transaction of business at any meeting of the Board. If a quorum is not present, a majority of those in attendance may adjourn the meeting from time to time until a quorum is obtained.

2.9 Manner of Acting; Action by Board of Directors without a Meeting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Any action required to be taken at a meeting of directors, or any action which may be taken at a meeting of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken (and, if signed at a time other than at the time such action is to be effective, the consent states the dates on which each director signed) shall be signed before or after such action by all of the directors. Such written consent shall have the same force and effect as a unanimous vote.

2.10 Compensation. By a resolution of the shareholders, or by the Board of Directors, the directors may be paid their expenses, if any, and a fixed sum for attending each meeting of the Board of Directors and each meeting of a committee of the Board, and may, in addition, be paid an annual retainer and participate in the Corporation’s incentive stock option plan. No such payment or participation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

2.11 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors when any action is taken is deemed to have assented to the action taken unless he or she votes against or abstains from the action taken, or he or she has objected at the beginning of the meeting, or promptly upon his or her arrival, to the holding of the meeting or transacting specified business at the meeting. Any such dissenting votes, abstentions or objections shall be entered in the minutes of the meeting.

ARTICLE 3

BOARD COMMITTEES

3.1 Membership. The Board of Directors shall appoint an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee, each of which shall consist of two or more directors as the Board may from time to time prescribe. The entire Board may be constituted as any such committee. All members of committees shall serve at the pleasure of the Board of Directors.

3.2 Rules of Procedure. Except as otherwise provided in these Bylaws, each committee may select a chairman from its membership and a secretary who may or may not be a member of the committee or of the Board. Subject to the requirements of law, each committee may prescribe the length of notice and manner of giving notice of its meetings, fix the number, not less than a majority, which shall constitute a quorum, and make its own rules of procedure, but if the same are not so prescribed, fixed or made, then they shall be as provided under these Bylaws.

3.3 Notice. Unless a committee shall provide otherwise, it shall not be necessary to give notice of any of its regular meetings. Special meetings may be held on call of the Chairman of the Board, the President, the chairman of the committee or any two members of the committee in such manner as prescribed by the committee, but if not so prescribed, then in such manner as provided in these Bylaws for calling special meetings of the Board of Directors.

3.4 Executive Committee. When the Board of Directors is not in session, the Executive Committee shall have all power vested in the Board of Directors by law, by the Articles of Incorporation, or by these Bylaws, provided that the Executive Committee shall not have power to (i) approve or recommend to shareholders action that the Virginia Stock Corporation Act requires to be approved by shareholders, (ii) fill vacancies on the Board or on any of its committees, (iii) amend the Corporation’s Articles of Incorporation, (iv) adopt, amend, or repeal any portion or all of these Bylaws, (v) approve a plan of merger not requiring shareholder approval, (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except as may be specifically prescribed by the Board of Directors from time to time, or (viii) take any action prohibited by express resolution of the Board. The Executive Committee shall report at the next regular or special meeting of the Board of Directors all action which the Executive Committee may have taken on behalf of the Board since the last regular or special meeting of the Board of Directors.

ARTICLE 4

OFFICERS

4.1 Officers. The officers of the Corporation shall be a President, a Chairman of the Board, a Secretary and a Treasurer. Such officers shall be appointed by and shall serve at the pleasure of the Board. In addition, the Corporation shall have such other officers, including a Chief Executive Officer, one or more Vice Presidents, and other officers as may be appointed from time to time by the Board or by or under the authority set out in Article 5 below. All officers shall serve at the pleasure of, and may be dismissed by, the Board of Directors. Any two or more offices may be held by the same person, except that the same person shall not be President and Secretary.

4.2 President. The President, subject to the control of the Board of Directors, shall have general power over the management and administration of the Corporation’s business, policies and affairs, and shall possess such powers and perform such duties as are incident to the office.

4.3 Chairman of the Board. The Chairman of the Board shall preside at all board and shareholder meetings, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to the office, or properly required by the Board of Directors. In the absence or disability of the Chairman of the Board, the President shall exercise all the functions of the Chairman’s office, except that the Board of Directors may designate a substitute chairman to preside at a meeting of the shareholders.

4.4 Secretary. The Secretary shall serve as secretary of the Board of Directors. The Secretary shall keep the minutes of all meetings of the shareholders and the Board of Directors, attend to serving and giving all notices of the Corporation; have charge of the corporate seal, the stock certificate records and such other books, records and papers as the Board of Directors may direct; keep a stock record containing the names of all persons who are shareholders of the Corporation, showing their place of residence, the number of shares of stock held by them, and the time when they became owners thereof; and perform such other duties as may be incident to the office or as may be prescribed by the Chairman of the Board or the President. If Assistant Secretaries are appointed, each such officer shall be authorized to perform the functions of the Secretary upon the request or absence of the Secretary.

4.5 Treasurer. If appointed, the Treasurer shall keep or cause to be kept full and accurate accounts of all receipts and disbursements in books belonging to the Corporation; shall have the care and custody of all funds and securities of the Corporation; shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board or the President; and shall perform such other duties as may be incident to the office or as may be prescribed by the Chairman of the Board or the President. If Assistant Treasurers are appointed, each such officer shall be authorized to perform the functions of the Treasurer upon the request or absence of the Treasurer.

4.6 Other Officers. Other officers of the Corporation appointed in accordance with these Bylaws shall have such authority and duties, and shall be entitled to such compensation, as may be prescribed by the Board of Directors or by the officer appointing them or, if no prescription has been specifically made by the Board of Directors or appointing officer, as may generally pertain to their respective offices.

4.7 Execution of Instruments. Checks, notes, drafts, other commercial instruments, assignments, guarantees of signatures and contracts (except as otherwise provided herein or by law) shall be executed by the Chairman of the Board, the President, or any Vice President or such officer(s) or employee(s) or agent(s) as the Board of Directors or any of such designated officers may direct.

ARTICLE 5

EMPLOYEES AND OTHER OFFICERS

5.1 Employees and Other Officers. Subject to the authority of the Board of Directors, the President may appoint such officers, and the President or any other officer authorized by the President or the Board may employ such agents, assistant officers and employees other than officers, as the President or such other officer may deem advisable for the prompt and orderly transaction of the business of the Corporation. Any officer so doing may define the duties of such agents and employees (or, in the case of the President, such officers), fix their compensation and dismiss them. Such officer is authorized, on behalf of the Corporation, to execute any agency, employment, or other such agreements which may be necessary and proper to effect the employment of such agent or employee (or, in the case of the President, such officers).

ARTICLE 6

CERTIFICATES OF STOCK AND THEIR TRANSFER

6.1 Certificate of Stock. Each shareholder shall be entitled to a certificate or certificates of stock in such form as may be approved by the Board of Directors. Such certificates shall be signed by the Chairman of the Board, by the President or a Vice President, and by the Secretary, an Assistant Secretary or the Treasurer or any Assistant Treasurer, certifying the number of shares owed by such shareholder. All transfers of stock of the Corporation shall be made upon its books by surrender of the certificate for the shares transferred accompanied by an assignment in writing by the holder and may be accomplished either by the holder in person or by a duly authorized attorney in fact. In case of the loss, theft, mutilation or destruction of a certificate of stock, a duplicate certificate may be issued upon such terms not in conflict with law as the Board of Directors may prescribe.

6.2 Transfer Agents. The Board of Directors may appoint one or more transfer agents and registrars and may require stock certificates to be countersigned by a transfer agent or registered by a registrar or may require stock certificates to be both countersigned by a transfer agent and registered by a registrar. If certificates of capital stock of the Corporation are signed by a transfer agent or by a registrar (other than the Corporation itself or one of its employees), the signature thereon of the officers of the Corporation and the seal of the Corporation thereon may be facsimiles, engraved or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.

6.3 Stock Redemption. Subject to applicable law and regulations, the Corporation may from time to time purchase, hold and resell shares of its own stock when the Board of Directors considers that it is in the Corporation’s best interests to do so.

All purchases and sales by the Corporation of its own stock shall be at prices, terms, and amounts as the Board of Directors from time to time shall determine are in the best interests of the Corporation, its shareholders and all other interested parties. The Board may, but is not required to, determine the purchase price by third party appraisal. Corporation stock purchased by the Corporation may be held or retired and canceled in the discretion of the Board of Directors. All purchases and sales by the Corporation of its own stock shall comply with all applicable state and federal laws, including regulations of the Board of Governors of the Federal Reserve System regarding purchases of its own shares by a bank holding company.

ARTICLE 7

WAIVER OF NOTICE

7.1 Waiver. Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE 8

FISCAL YEAR

8.1 Fiscal Year. The fiscal year of the Corporation shall be the calendar year unless otherwise fixed by the Board of Directors.

ARTICLE 9

SHARES OF OTHER CORPORATIONS

9.1 Voting. The President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officer to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by said officer in person or by any person authorized so to do by proxy or power of attorney duly executed by said officer. Notwithstanding the above, however, the Board of Directors, in its discretion, may designate by resolution any additional person to vote or represent said shares of other corporations.

ARTICLE 10

SEAL

10.1 Seal. The seal of the Corporation, if any, shall be in such form as may be approved from time to time by the Board of Directors and said seal, or a facsimile thereof, may be imprinted or affixed by any process or in any manner reproduced. The Secretary or Treasurer, any Assistant Secretary or Assistant Treasurer and any other officer authorized by resolution of the Board of Directors shall be empowered to affix and attest the corporate seal on all documents.

ARTICLE 11

AMENDMENTS

11.1 Amendments. Unless otherwise provided by law or indicated herein, these Bylaws or any of them may be altered, amended, or repealed and new Bylaws made by the Board of Directors or the shareholders at any regular meeting, at any special meeting where such action has been announced in the call and notice of such meeting, or by the unanimous consent in writing of the Board of Directors in lieu of a meeting.

ARTICLE 12

INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1 Limitation of Liability. To the fullest extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers of the Corporation in any proceeding brought by or in the right of a corporation or by or on behalf of shareholders of the Corporation, and provided that a director or officer shall not have engaged in (i) any breach of his or her duty of loyalty to the Corporation, (ii) acts or omissions not in good faith or which involve gross negligence, willful misconduct or a knowing violation of law, or (iii) any transactions from which the director or officer derived an improper or personal benefit, then such director or officer shall not be liable to the Corporation for monetary damages.

12.2 Indemnification. To the fullest extent permitted and in the manner prescribed by the Virginia Stock Corporation Act, any other applicable law and the Corporation’s Articles of Incorporation, the Corporation shall indemnify, against all liability incurred in a proceeding, (and advance reasonable expenses to) any director or officer of the Corporation who is, was, or is threatened to be made a party to any such threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative, arbitrative, or investigative), including an action by or in the right of the Corporation, by reason of the fact that he or she is or was such a director or officer or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. The Board of Directors is empowered, by majority vote of a quorum of disinterested directors, to contract in advance to indemnify any director or officer.

12.3 Other Persons. The Board of Directors is empowered, by majority vote of a quorum of disinterested directors, to cause the Corporation to indemnify, or contract in advance to indemnify, (and advance reasonable expenses to) any person not specified in Section 12.1 or Section 12.2 hereof who was or is a party to any proceeding by reason of the fact that he or she is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, employee benefit plan, or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 12.1 or Section 12.2 hereof.

12.4 Insurance. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article 12 and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any liability asserted against or incurred by such person in any such capacity or arising from his or her status as such, whether or not the Corporation would have power to indemnify him or her against such liability under the provisions of this Article 12.

12.5 Scope. The provisions of this Article 12 shall be applicable to all actions, claims, suits, or proceedings commenced after the proper adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification, or repeal of this Article shall diminish the rights or protection provided hereby with respect to any claim, issue, or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification, or repeal.

12.6 Continuous Coverage. Reference herein to directors, officer, employees, or agents, shall include former directors, officers, employees, and agents, and their respective heirs, executors, and administrators.

ARTICLE 13

NO CONFLICT

13.1 No Conflict. If, at any time, there is any inconsistency or conflict between these Bylaws and the provisions of the Code of Virginia, as the same may be amended from time to time, the contrary provisions of the Code of Virginia shall take precedence over and govern the conduct of the Corporation. Wherever these Bylaws do not cover a particular situation, the applicable provisions of the Code of Virginia shall apply with the same force and effect as set forth herein.

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